UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2015

FUEL SYSTEMS SOLUTIONS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-32999	20-3960974
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

780 Third Avenue, 25th Floor, New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 502-7170

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On September 11, 2015, Fuel Systems Solutions, Inc., a Delaware corporation (the “Company” or “Fuel Systems”) and Computershare Inc. (as successor rights agent to Mellon Investor Services LLC), a Delaware corporation (the “Rights Agent”) entered into Amendment No. 2 (the “Amendment”) to the Stockholder Protection Rights Agreement, originally dated as of June 27, 2006 and amended by that certain Amendment No. 1 dated July 21, 2009 (as amended from time to time, the “Rights Agreement”).

The Amendment was authorized by the Board of Directors of the Company on September 1, 2015 in connection with and pursuant to the terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 1, 2015, among the Company, Westport Innovations Inc., an Alberta, Canada corporation (“Westport”), and Whitehorse Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Westport (“Merger Sub”), pursuant to which, among other things, the Company will be merged with and into Merger Sub (the “Merger”) with the Company surviving the Merger.

The Amendment provides, among other things, that (a) none of Westport, Merger Sub or any of their Affiliates or Associates (as defined in the Rights Agreement), individually or collectively, will be an “Acquiring Person” under the Rights Agreement, nor will any of them be deemed to be the “Beneficial Owner” of, have “Beneficial Ownership” of, or “Beneficially Own”, any shares of the Company’s Common Stock under the Rights Agreement, and (b) none of a “Flip-in Date”, “Flip-over Transaction or Event”, “Separation Time” or “Stock Acquisition Date” will be deemed to have occurred, in each case, solely by reason of: (1) the public announcement or disclosure, approval, adoption, execution or delivery of the Merger Agreement, (2) the public announcement or disclosure, approval, adoption, execution or delivery of the Voting Agreements (as defined in the Merger Agreement), (3) the consummation of the Merger or (4) the consummation of any of the other transactions contemplated by the Merger Agreement or the Voting Agreements.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

4.1
Amendment No. 2 to Stockholder Protection Rights Agreement, dated September 11, 2015, by and between Fuel Systems Solutions, Inc. and Computershare Inc. (as successor rights agent to Mellon Investor Services LLC).

4.2
Amendment No. 1 to Stockholder Protection Rights Agreement, dated as of July 21, 2009, between the Company and Mellon Investor Services LLC, as Rights Agent (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on July 21, 2009; SEC File No. 001-32999).

4.3
Stockholder Protection Rights Agreement dated as of June 27, 2006 between Fuel Systems Solutions, Inc. and ChaseMellon Stockholder Services, L.L.C., as Rights Agent (incorporated by reference to Exhibit 4.2 of the Company’s Registration Statement on Form S-4 filed on June 27, 2006; SEC File No. 333-135378).

Additional Information And Where To Find It

Westport will file with the SEC a registration statement on Form F-4, which will include the proxy statement of Fuel Systems and also constitute a prospectus (the “proxy statement/prospectus”). INVESTORS AND SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WESTPORT, FUEL SYSTEMS, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties by contacting Westport Investor Relations at 1-604-718-2046 or invest@westport.com (for documents filed with the SEC by Westport) or Fuel Systems Investor Relations advisors, LHA, at 1-415-433-3777 or fuel@lhai.com (for documents filed with the SEC by Fuel Systems).

Participants In The Solicitation

Westport, Fuel Systems and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Fuel Systems in respect of the proposed transactions contemplated by the proxy statement/prospectus.  Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the shareholders of Fuel Systems in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding Westport’s directors and executive officers is contained in Westport’s Annual Report on Form 40-F for the year ended December 31, 2014, as amended, and its Management Information Circular, dated March 11, 2015, which is filed with, in the case of the Annual Report on Form 40-F, and furnished to, in the case of the Management Information Circular, the SEC and can be obtained free of charge from the sources indicated above. Information regarding Fuel System’s directors and executive officers is contained in Fuel System’s Annual Report on Form 10-K for the year ended December 31, 2014 and its Proxy Statement on Schedule 14A, dated April 14, 2015, each of which are filed with the SEC and can be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FUEL SYSTEMS SOLUTIONS, INC.

Date: September 14, 2015		/s/ Pietro Bersani
	By:	Pietro Bersani
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1
Amendment No. 2 to Stockholder Protection Rights Agreement, dated September 11, 2015, by and between Fuel Systems Solutions, Inc. and Computershare Inc. (as successor rights agent to Mellon Investor Services LLC).

4.2
Amendment No. 1 to Stockholder Protection Rights Agreement, dated as of July 21, 2009, between the Company and Mellon Investor Services LLC, as Rights Agent (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on July 21, 2009; SEC File No. 001-32999).

4.3
Stockholder Protection Rights Agreement dated as of June 27, 2006 between Fuel Systems Solutions, Inc. and ChaseMellon Stockholder Services, L.L.C., as Rights Agent (incorporated by reference to Exhibit 4.2 of the Company’s Registration Statement on Form S-4 filed on June 27, 2006; SEC File No. 333-135378).